Exhibit 10.1

FIRST AMENDMENT TO

EMPLOYMENT AGREEMENT

First Amendment (“Amendment”), dated June 29, 2024, to the Employment Agreement dated February 13, 2022 (the “Agreement”), by and between AWAYSIS CAPITAL, INC., a Delaware corporation (hereinafter referred to as the “Company”), and MICHAEL SINGH (hereinafter referred to as the “Employee”).

RECITALS

WHEREAS, the Company and the Employee entered into an employment relationship on or about December 1, 2021 (the “Start Date”), and have memorialized terms of employment retroactively to the Start Date in the Agreement;

WHEREAS, the Company and the Employee desire to amend the Agreement as more particularly set forth herein; and

WHEREAS, Section 6.6 of the Agreement provides that no amendment to the Agreement shall be valid or binding unless set forth in writing and duly executed by both of the parties thereto.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained in the Agreement, the parties agree as follows:

1.	Amendments to Agreement.

(a) Section 1.1 of the Agreement is hereby amended to replace the term “President” with the following: “Co-Chief Executive Officer”.

2.	Miscellaneous.

(a) Except as expressly set forth herein, the Agreement shall remain in full force and effect.

(b) The headings of the sections of this Amendment have been inserted for convenience of reference only and shall not be deemed to be a part of this Amendment.

(c) Capitalized terms used herein, unless otherwise defined, shall have the meanings ascribed to them in the Agreement.

(d) This Amendment, together with the Agreement, contain the entire agreement between the Company and the Employee with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, agreements, and understandings, written or oral, if any. In any event of a contradiction between the provisions of this Amendment and any prior agreement, whether written or oral, the provisions of this Amendment shall prevail.

(e) This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. Fax and electronic signatures shall be deemed originals for all purposes hereof.

(f) This Amendment shall be governed by, and construed in accordance with, the laws of the State of Florida.

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IN WITNESS WHEREOF, the undersigned have executed and delivered this Amendment as of the day and year first written above.

AWAYSIS CAPITAL, INC.

By:	/s/ Tyler A. Trumbach
Name:	Tyler A. Trumbach, Esq.
Title:	Chief Legal Counsel

/s/ Michael Singh
Name:	MICHAEL SINGH